Other Financial Instruments, Derivatives and Currency Risk	12 Months Ended
Dec. 31, 2012
Other Financial Instruments, Derivatives and Currency Risk

6 Other Financial Instruments, Derivatives and Currency Risk

We conduct business in diverse markets around the world and employ a variety of risk management strategies and techniques to manage foreign currency exchange rate, interest rate and commodity price risks. Our risk management program focuses on the unpredictability of financial markets and seeks to minimize the potentially adverse effects that the volatility of these markets may have on our operating results. One way we achieve this is through the active hedging of risks through the selective use of derivative instruments.

Derivatives are recorded on our Consolidated Balance Sheets at fair value which fluctuates based on changing market conditions.

The Company does not purchase or hold financial derivative instruments for trading purposes.

Currency risk

Currency fluctuations may impact the Company’s financial results. A higher proportion of our revenue is in U.S. dollars or U.S. dollar- related currencies, compared to our costs and expenses resulting in a structural currency mismatch. Accordingly, our results of operations may be affected by changes in foreign exchange rates, particularly between the euro and the U.S. dollar. A strengthening of the euro against the U.S. dollar during any reporting period will reduce the operating income of the Company.

In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary which has a euro functional currency may generate adverse currency results in financial income and expenses depending on the exchange rate movement between the euro and the U.S. dollar. This exposure has been partially mitigated by the application of net investment hedge accounting. In accordance with the provisions in ASC 815, “Derivatives and Hedging”, the Company has applied net investment hedging since May 2011. The U.S. dollar exposure of our net investment in U.S. dollar functional currency subsidiaries has been hedged by our U.S. dollar denominated debt for an amount of $1.7 billion. The hedging relationship is assumed to be highly effective. Foreign currency gains or losses on this U.S. dollar debt that is recorded in a euro functional currency entity that are designated as, and to the extent they are effective as, a hedge of the net investment in our U.S. dollar foreign entities, are reported as a translation adjustment in other comprehensive income within equity, and offset in whole or in part the foreign currency changes to the net investment that are also reported in other comprehensive income. As a result, in 2012, a benefit of $26 million (2011: a charge of $203 million) was recorded in other comprehensive income relating to the foreign currency result on the U.S. dollar-denominated notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging, this amount would have been recorded as a gain within financial income (expense) in the statement of operations. No amount resulting from ineffectiveness of net investment hedge accounting was recognized in the statement of operations in 2012 (2011: no amount).

The Company’s transactions are denominated in a variety of currencies. The Company uses financial instruments to reduce its exposure to the effects of currency fluctuations. The Company generally hedges foreign currency exposures in relation to transaction exposures, such as receivables/payables resulting from such transactions and part of anticipated sales and purchases. The Company generally uses forwards to hedge these exposures.

Changes in the fair value of foreign currency accounts receivable/payable as well as changes in the fair value of the hedges of accounts receivable/payable are reported in the statement of operations under cost of revenue. Cash flow hedge accounting for foreign currency risk is not applied.

Derivative instruments relate to

•	hedged balance sheet items,

•	hedged anticipated currency exposures with a duration of up to 12 months.

The fair value of our derivative assets at the end of 2012 was less than $1 million (December 31, 2011: $2 million) whereas the fair value of our derivative liabilities amounted to $1 million (December 31, 2011: $3 million) and are included in other current assets and accrued liabilities, respectively, in the Consolidated Balance Sheets.

It is the Company’s policy that transaction exposures are hedged. Accordingly, the Company’s organizations identify and measure their exposures from transactions denominated in other than their own functional currency.

We calculate our net exposure on a cash flow basis considering balance sheet items, actual orders received or made and anticipated revenue and expenses.

Interest rate risk

The Company has significant outstanding debt, which creates an inherent interest rate risk. Through a combination of several private and open market transactions since 2009, the Company’s long-term debt profile has been improved. At December 31, 2012, long-term debt has been reduced to $3,185 million from $3,747 million at December 31, 2011 and $4,128 million at December 31, 2010.

The following table summarizes the outstanding notes as of December 31, 2012:

	Principal amount*	Fixed/ floating	Current coupon rate	Maturity date
Senior Secured Notes	$422	Fixed	9.75%	2018
Senior Secured Notes	$616	Floating	5.81%	2016
Senior Secured Notes	€142	Floating	2.96%	2013
Senior Secured Notes	$58	Floating	3.09%	2013
Term Loan	$491	Floating	4.5%	2017
Term Loan	$494	Floating	5.5%	2017
Revolving Credit Facility	$230	Floating	2.71%	2017
Term Loan	$471	Floating	5.25%	2019
Term Loan	$500	Floating	4.75%	2020

*	amount in millions

A sensitivity analysis in relation to our long-term debt shows that if interest rates were to increase by 1% from the level of December 31, 2012 with all other variables held constant, the annualized interest expense would increase by $12 million. If interest rates were to decrease by 1% from the level of December 31, 2012 with all other variables held constant, the annualized interest expense would decrease by $3 million. This impact is based on the outstanding debt position as of December 31, 2012.

Commodity Price Risk

We are exposed to price risk related to forecasted purchases of gold that we use as raw material in many of our products. Gold forward contracts generally are not subject to the accounting requirements for derivative instruments and hedging activities under the normal purchases exception. We do not, by policy, use financial instruments for speculative purposes.

We may use gold forward contracts to hedge the input costs of gold for a portion of our anticipated purchases within the next 12 months. During the second quarter of 2012, we entered into non-deliverable forward contracts for gold which require net-settlement. These derivative instruments are highly effective and qualify for hedge accounting treatment. As of and for the year ended December 31, 2012 the impact to our financial statements related our gold forward contracts designated as cash flow hedges was not material. As of December 31, 2012, the notional value of our gold futures contracts was less than $1 million.